                                                                     EXHIBIT 4.1

NUMBER                                                         SHARES
       ---------                                                      ----------

INCORPORATED UNDER THE LAWS OF THE                             CUSIP 45767M 10 9
STATE OF GEORGIA

                                [INNOTRAC LOGO]

                              INNOTRAC CORPORATION






     This certifies that
                         ----------------------------------------------------

is the owner of
               --------------------------------------------------------------

FULLY PAID AND NON-ASSESABLE SHARES OF COMMON STOCK, PAR VALUE OF $.10 EACH OF Innotrac Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.


                              Countersigned and registered:
                              By: RELIANCE TRUST COMPANY
                              Transfer Agent and Registrar

     Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:

                       [FORM OF INNOTRAC CORPORATE SEAL]

                                     Authorized Signature

/s/ David Ellin                       /s/ Scott D. Dorfman
--------------------------           ------------------------------
SECRETARY                             PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

                              INNOTRAC CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                             UNIF GIFT MIN ACT -          Custodian
TEN ENT  - as tenants by the entireties                                         ---------          ----------
JT TEN   - as joint tenants with right of                                        (Cust)              (Minor)
           survivorship and not as tenants                                       under Uniform Gifts to Minors
           in common                                                             Act
                                                                                     --------------------------
                                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

     For Value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------
-----------------------------------------------------


________________________________________________________________________________

            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


                                     Shares of Capital Stock
-------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                   Attorney to transfer the said
--------------------------------------------------
stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------



                         ------------------------------------------------------
                 NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences certain Rights as set forth in a Rights Agreement between Innotrac Corporation and Reliance Trust Company, dated as of December 31, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.